                                                             EXHIBIT (h)(32)(b)

          Amendment No. 4 to Administrative Services Letter Agreement
                                     Among
                            OppenheimerFunds, Inc.
                                      and
       The United States Life Insurance Company in the City of New York

The Administrative Services Letter Agreement by and between OppenheimerFunds, Inc. and American General Life Insurance Company (the "Agreement") is hereby amended as follows:

    1. Schedule B is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of September 15, 2008

OPPENHEIMERFUNDS, INC.

By:
        --------------------------
Name:
        --------------------------
Title:
        --------------------------

THE UNITED STATES LIFE INSURANCE
COMPANY IN THE CITY OF NEW YORK

                                         ATTEST:

By:                                      By:
        -------------------------------          ------------------------------
Name:                                    Name:
        -------------------------------          ------------------------------
Title:                                   Title:
        -------------------------------          ------------------------------

                                                 [Corporate Seal]

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                                 Schedule B to
          Amendment No. 4 to Administrative Services Letter Agreement
                                     Among
                            OppenheimerFunds, Inc.
                                      and
       The United States Life Insurance Company in the City of New York
                        (Effective September 15, 2008)

Separate Accounts                            Products
-----------------                            ---------------------------------
The United States Life Insurance Company     Platinum Investor PLUS VUL
in the City of New York                      Form No. 02600N
Separate Account USL VL-R
                                             Platinum Investor Survivor II VUL
                                             Form No. 01206N

                                             Platinum Investor VIP VUL
                                             Form No. 05604N and 05604NU

                                             AIG Protection Advantage VUL
                                             Form Nos. 07921N and 07921NU

                                             AIG Income Advantage Select
                                             Form Nos. 08704N and 08704NU

The United States Life Insurance Company     Platinum Investor Immediate VA
in the City of New York                      Form No. 03017N
Separate Account USL VA-R